Exhibit 10.22

FIFTEENTH AMENDMENT TO NOTE PURCHASE AND SECURITY AGREEMENT

(Bricktown Brewery Restaurants LLC)

FIFTEENTH AMENDMENT (this “Amendment”), dated as of May [ ], 2019, to Note Purchase Agreement and Security Agreement, dated as of January 31, 2015 (as amended, modified or supplemented prior to the date hereof, the “Existing Purchase Agreement” and as amended, modified and supplemented by this Amendment, the “Purchase Agreement”; capitalized terms used herein but not otherwise defined herein shall have the meanings given thereto in the Existing Purchase Agreement), by and among BRICKTOWN RESTAURANT GROUP, INC. a Delaware corporation formerly known as Bricktown Brewery Restaurants LLC, an Oklahoma limited liability company (the “Borrower”), each subsidiary of Borrower party thereto as a guarantor (the “Guarantors”, and together with the Borrower, the “Credit Parties”), the persons identified on the signature pages hereto as lenders (collectively, the “Lenders”), and PRAESIDIAN CAPITAL OPPORTUNITY FUND III, LP, a Delaware limited partnership, as agent for the Lenders (in such capacity, the “Agent”).

WHEREAS, the Credit Parties, Lenders and Agent are all of the parties to the Existing Purchase Agreement; and

WHEREAS, pursuant to the Existing Purchase Agreement, the Borrower has issued notes to the Lenders described in Schedule A to this Amendment (the “Prior Notes”);

WHEREAS, in connection with the conversion of the Borrower from an Oklahoma limited liability company to a Delaware corporation, Lenders converted $5,000,000 of the Principal Amount owing under the Notes to Class A Preferred Stock in Borrower, thereby reducing the Principal Amount under the Prior Notes from $11,414,259.98 to $6,414,259.98.

WHEREAS, Borrower desires to prepay the Lenders $1,195,000 (the “Reduction Amount”) and thereby further reduce the Principal Balance to $5,219,259.98 (the “Outstanding Balance”); and

WHEREAS, the Borrower, Lenders and Agent desire to replace the Prior Notes with new promissory notes issued by the Borrower to the order of each Lender in the amount of the Outstanding Balance as described in Schedule 2.01 to the Purchase Agreement in the form of the May 2019 Notes as provided herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section One. Amendments to Existing Purchase Agreement. Upon the satisfaction of the conditions precedent set forth in Section Two of this Amendment:

(a) Definitions. Section 1.01 of the Existing Purchase Agreement is hereby amended by amending and restating or by adding the terms set forth below and the definitions thereof, as applicable, each in its proper alphabetical order, as follows:

“Fifteenth Amendment” shall mean the Fifteenth Amendment, dated as of May [    ], 2019, to this Agreement.

“Fifteenth Amendment Effective Date” shall mean the Amendment Effective Date, as defined in the Fifteenth Amendment.

(b) Issuance of Notes. Section 2.01 of the Existing Note Purchase Agreement is hereby amended and restated to read as follows:

2.01. Issuance of Notes. (a) On the dates set forth on Schedule 2.01 hereto, the Borrower issued to the Lenders the senior notes of the series and in the principal amounts opposite each such Lender’s name on Schedule 2.01.

(b)       On the Fifteenth Amendment Effective Date, the Borrower agrees that it will issue and sell to each Lender, and the Lenders, severally and not jointly, agree that they will acquire from the Borrower, the May 2019 Notes which shall be substantially in the form attached as Exhibit A hereto (the “May 2019 Notes”), in the principal amounts set forth on Schedule 2.01.

(c)       Amendment to Schedule 2.01. Schedule 2.01 to the Existing Purchase Agreement is hereby amended and restated in the form set forth on Schedule 2.01 hereto.

Section Two. Conditions Precedent. Upon the satisfaction of the following conditions precedent, this Amendment shall be effective (the “Amendment Effective Date”):

(a) Lenders shall have received a counterpart of this Amendment, duly executed and delivered by each of the Credit Parties;

(b) Lenders shall have received the payment by wire or in good funds of the Reduction Amount;

(c) Lenders shall have received the fully executed original May 2019 Notes;

(d) Borrower shall have received the Prior Notes;

(e) all representations and warranties set forth in this Amendment shall be true and correct on and as of the effective date hereof;

(f)   no Default or Event of Default shall have occurred and be continuing on the date hereof unless otherwise expressly waived herein;

(g) Credit Parties shall have paid to Lenders or Lenders’ designee, the expenses as provided in Section Five hereof; and

(h) Lenders shall have received such further agreements, consents, instruments and documents, including, without limitation SBA forms, as may be necessary or proper in its reasonable opinion, and in the reasonable opinion of its counsel, to carry out the provisions and purposes of this Amendment.

Section Three. Representations and Warranties. Each Credit Party represents and warrants to Lenders as follows (all of which representations and warranties shall survive the execution, delivery and performance of this Amendment):

(a) it has the power, authority and legal right to execute and deliver this Amendment and perform its obligations under this Amendment and the Purchase Agreement, and has taken all actions necessary to authorize the execution, delivery and performance of this Amendment, the Purchase Agreement and the other instruments, agreements, and documents to which it is a party and the transactions contemplated hereby and thereby (including, without limitation, the additional May 2019 Notes);

(b) no consent of any Person (including, without limitation, stockholders or creditors of the Borrower), and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution and delivery of this Amendment by any Credit Party or the performance of their respective obligations under this Amendment or the Purchase Agreement, or the validity or enforceability against any Credit Party, of this Amendment, the Purchase Agreement, the May 2019 Notes or the other instruments, agreements, documents and transactions contemplated hereby to which any Credit Party is a party;

(c) this Amendment, the May 2019 Notes and the other instruments, agreements, documents and transactions contemplated hereby to which any Credit Party is a party as contemplated hereby have been duly executed and delivered on behalf of such Credit Party, and each constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except to the extent that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors generally or equitable remedies (whether arising in a proceeding at law or in equity);

(d) upon the occurrence of the Fifteenth Amendment Effective Date, none of the Credit Parties is in default under any indenture, mortgage, deed of trust, agreement or other instrument to which it is a party or by which it may be bound;

(e) neither the execution and delivery of this Amendment or the May 2019 Notes, nor compliance with the provisions of this Amendment, the May 2019 Notes or the Purchase Agreement will (i) violate any law or regulation, or (ii) result in or cause a violation of any order or decree of any court or government instrumentality, or (iii) conflict with, or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, material agreement or other material instrument to which any of the Credit Parties is a party or by which it may be bound, or (iv) result in the creation or imposition of any lien, charge, or encumbrance upon any of the property of any of the Credit Parties, except as permitted by Section 9.02 of the Purchase Agreement, or (v) violate any provision of the Organization Documents or any capital stock or similar equity instrument of any of the Credit Parties;

(f)   no Default or Event of Default has occurred and is continuing on the date hereof;

Section Four. Closing. The purchase and issuance of the May 2019 Notes shall take place at a closing to be held at the offices of Ice Miller LLP, 1500 Broadway, Suite 2401, New York, New York 10036 on the Amendment Effective Date at which time the Borrower shall deliver the May 2019 Notes to the Lenders and the Lenders shall advance amounts thereunder. At Closing, the Lenders and the Borrower hereby terminate and cancel the Prior Notes.

Section Five. Expenses. On or prior to the Fifteenth Amendment Effective Date, the Credit Parties shall reimburse all of Lenders’ reasonable out-of-pocket expenses (including, without limitation, fees, charges and disbursements of counsel and consultants) incurred in connection with (a) the negotiation and execution and delivery of this Amendment and the other Transaction Documents and Lenders’ due diligence investigation and (b) the transactions contemplated by this Amendment and the other Transaction Documents, which payments shall be made by wire transfer of immediately available funds to an account or accounts designated by Lenders.

Section Six. Confirmation; Amendment of other Transaction Documents. The Credit Parties confirm and agree that without limiting any of the existing obligations of any of the Credit Parties under any of the Transaction Documents (i) all collateral for any of the Notes shall secure all Indebtedness under all of the Notes, including without limitation, all security interests in all personal property granted pursuant to any security agreement or pledge agreement and all interests in all real property granted pursuant to any mortgage or deed of trust (ii) any Guaranty, including without limitation the provisions of Article 13 of the Purchase Agreement, shall guaranty all acts, performances and obligations (payment and otherwise) when due of the Borrower under the Purchase Agreement and all Notes, and (iii) any references to the “Purchase Agreement” and to the “Notes” in any Guaranty or any of the other Transaction Documents shall, from and after the date hereof, be deemed to be references to the Purchase Agreement and the Notes (as such terms are defined herein).

Section Seven. General Provisions.

(a) Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not serve to effect a novation as to the Purchase Agreement. The parties hereto expressly do not intend to extinguish the Purchase Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Purchase Agreement (including, without limitation, the Notes) and the other documents contemplated thereby and to reaffirm the rights and obligations contained therein. The Purchase Agreement as amended hereby and each of the other documents contemplated thereby shall remain in full force and effect. Except as herein amended, the Purchase Agreement shall remain unchanged and in full force and effect, and is hereby ratified in all respects. All of the representations, warranties and covenants contained in the Purchase Agreement and this Amendment shall survive the execution and delivery of this Amendment.

(b) The provisions of Sections 12.01, 12.02, 12.04, 12.05, 12.06, 12.07, 12.08, 12.09, 12.10, 12.11 and 12.14 of the Existing Purchase Agreement are incorporated herein by reference and shall apply to this Amendment and the parties hereto mutatis mutandis.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Borrower:	BRICKTOWN RESTAURANT GROUP, INC.

By:
	Name:	W. G. Buck Warfield
	Title:	President

Guarantors:	BT CONCEPTS LLC
BT CONCEPTS SHAWNEE LLC
BT CONCEPTS FORT SMITH LLC
BT CONCEPTS OWASSO LLC
BT CONCEPTS WICHITA, LLC
BT CONCEPTS ROCK ROAD LLC
BT CONCEPTS BROKEN ARROW LLC
BT CONCEPTS WICHITA FALLS LLC
BT CONCEPTS EL PASO LLC
BT CONCEPTS TULSA LLC
BT CONCEPTS AMARILLO LLC
TRUCKBURGER LLC
RP OPS LLC
BTB BREWING COMPANY LLC
421 SW 26TH STREET LLC
BT CONCEPTS TEXAS BEVERAGES LLC
BEER TAP MANAGEMENT LLC

By:
	Name:	William C. Liedtke III
	Title:	Manager

[Signature Page to Fifteenth Amendment to Note Purchase Agreement and Security Agreement]

Lenders:
PRAESIDIAN CAPITAL OPPORTUNITY FUND III, L.P.

	By:	Praesidian Capital Opportunity GP III, LLC, its General Partner

By:
	Name:	Jason D. Drattell
	Title:	Manager

PRAESIDIAN CAPITAL OPPORTUNITY FUND III-A, L.P.

	By:	Praesidian Capital Opportunity GP III, LLC,
its General Partner

By:
	Name:	Jason D. Drattell
	Title:	Manager

Agent:
PRAESIDIAN CAPITAL OPPORTUNITY FUND III, L.P.

	By:	Praesidian Capital Opportunity GP III, LLC,
its General Partner

By:
	Name:	Jason D. Drattell
	Title:	Manager

[Signature Page to Fifteenth Amendment to Note Purchase Agreement and Security Agreement]

Schedule A

Prior Notes

	ISSUE DATE	FUND III	FUND III-A	TOTAL
Principal Amount of January 2015 Notes	January 31, 2015	$4,896,333.73	$1,897,926.25	$6,794,259.98
Principal Amount of Series A Notes	April 24, 2015	$504,460.18	$195,539.82	$700,000.00
Principal Amount of Series B Notes	January 8, 2016	$468,427.31	$181,572.69	$650,000.00
Principal Amount of Series C Notes	February 22, 2016	$684,624.53	$265,375.47	$950,000.00
Principal Amount of Series D Notes	May 18, 2016	$540,493.05	$209,506.95	$750,000.00
Principal Amount of Series E Notes	January 12, 2017	$270,246.53	$104,753.48	$375,000.00
Principal Amount of Series F Notes	January 24, 2018	$28,826.30	$11,173.70	40,000.00
Principal Amount of Series G Notes	March 28, 2018	$79,272.31	$30,727.69	$110,000.00
Principal Amount of Series H Notes	May 15, 2018	$115,305.18	$44,694.82	$160,000.00
Principal Amount of Series I Notes	August 3, 2018	$36,032.87	$13,967.13	$50,000.00
Principal Amount of Series J Notes	January 2, 2019	$144,131.48	$55,868.52	$200,000.00
Principal Amount of Series K Notes	February 15, 2019	$252,230.09	$97,769.91	$350,000.00
Principal Amount of Series L Notes	March 27, 2019	$133,321.62	$51,678.38	$185,000.00
Principal Amount of Series M Notes	April 26, 2019	$72,065.74	$27,934.26	$100,000.00

Schedule 2.01

Purchaser Schedule

	ISSUE DATE	FUND III	FUND III-A	TOTAL
Principal Amount of May 2019 Notes	May [ ], 2019	$3,761,298.33	$1,457,961.65	$5,219,259.98